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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                 July 27, 2004



                          STURM, RUGER & COMPANY, INC.
             (Exact Name of Registrant as Specified in its Charter)




          DELAWARE                   001-10435                   06-0633559
(State or Other Jurisdiction  (Commission File Number)         (IRS Employer
     Of Incorporation)                                    Identification Number)


               ONE LACEY PLACE, SOUTHPORT, CONNECTICUT       06890
              (Address of Principal Executive Offices)     (Zip Code)


       Registrant's telephone number, including area code (203) 259-7843


                                      N/A
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)





                                  Page 1 of 4



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Item 5.  Other Events and Required FD Disclosure

     On July 27, 2004, the Company issued a press release to stockholders and other interested parties regarding the declaration of a quarterly dividend of $0.10 per share payable on September 15, 2004 to stockholders of record as of September 1, 2004. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                     STURM, RUGER & COMPANY, INC.





                                     By: /s/ THOMAS A. DINEEN
                                         --------------------------------
                                     Name:  Thomas A. Dineen
                                     Title: Principal Financial Officer,
                                            Treasurer and Chief Financial
                                            Officer


Dated:  July 29, 2004

                               INDEX TO EXHIBITS

     Exhibit Number                        Description
         99.1 Press release of Sturm, Ruger & Company, Inc., dated July 27, 2004, reporting the declaration of a quarterly dividend of $0.10 per share payable on September 15, 2004 to stockholders of record as of September 1, 2004.